Dividends	12 Months Ended
Dec. 31, 2019
Text block [abstract]
Dividends
32.	DIVIDENDS
Pursuant to a resolution passed at the Board of Directors’ meeting on March 24, 2020, a final dividend of equivalent to HK$0.125 per share totaling approximately RMB9,126 for the year ended December 31, 2019 was proposed for shareholders’ approval at the Annual General Meeting. The dividend has not been provided for in the consolidated financial statements for the year ended December 31, 2019.
Pursuant to the shareholders’ approval at the Annual General Meeting held on May 29, 2019, a final dividend of RMB0.109851 (equivalent to HK$0.125) per share totaling RMB8,891 in respect of the year ended December 31, 2018 was declared, and paid on July 26, 2019.
Pursuant to the shareholders’ approval at the Annual General Meeting held on May 28, 2018, a final dividend of RMB0.093512 (equivalent to HK$0.115) per share totaling RMB7,568 in respect of the year ended December 31, 2017 was declared, and paid on July 27, 2018.